EXECUTIVE EMPLOYMENT AGREEMENT

                         FIRST WEST CHESTER CORPORATION
                     THE FIRST NATIONAL BANK OF WEST CHESTER
                                       and
                                CHARLES E. SWOPE























            MacELREE, HARVEY, GALLAGHER, FEATHERMAN & SEBASTIAN, LTD.
                              17 West Miner Street
                                  P.O. Box 660
                           West Chester, PA 19381-0660
                                 (610) 436-0100


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                                TABLE OF CONTENTS
                                -----------------

1. Employment..................................................................2
2. Term........................................................................2
3. Compensation................................................................2
4. Position and Responsibilities...............................................3
5. Breach of Agreement.........................................................4
6. Termination.................................................................5
7. Expenses and Automobile.....................................................7
8. Disability..................................................................7
9. Restrictive Covenant........................................................7
10. Binding Effect.............................................................8
11. Notice.....................................................................8
12. Waiver of Breach...........................................................8
13. Vested Benefits............................................................9
14. Savings Clause.............................................................9
15. Governing Law..............................................................9
16. Entire Agreement; Modifications............................................9
EXHIBIT "A"...................................................................11


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                              EMPLOYMENT AGREEMENT
                              --------------------
                  THIS EMPLOYMENT AGREEMENT made this 1st day of January,  1998, by and between FIRST WEST CHESTER CORPORATION, a Pennsylvania business corporation, and THE FIRST NATIONAL BANK OF WEST CHESTER, a wholly owned subsidiary of First West Chester Corporation and a national banking association with its principal offices located at 9 North High Street, West Chester, Pennsylvania (hereinafter individually referred to as "Corporation" and "Bank" respectively, and collectively referred to as "FNB") and CHARLES E. SWOPE, of West Chester, Pennsylvania (Hereinafter referred to as "Swope").

                                   WITNESSETH:
                                   -----------
                  WHEREAS, Swope is the President of the Corporation and the Bank and a member of the Boards of Directors of the Corporation and the Bank and has served as Chief Executive Officer of the Corporation continuously during the past fourteen (14) years and has served as Chief Executive Officer of the Bank continuously during the past twenty (20) years; and

                  WHEREAS,   Swope's   leadership   skills  and  services   have
constituted a major factor in the successful growth and development of FNB; and

                  WHEREAS, FNB desires to employ and retain the experience and financial ability and services of Swope as Chief Executive Officer from the effective date hereof and to prevent any other business in competition with FNB from securing the benefit of his services, background and expertise in the banking business; and


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                  WHEREAS,  the  terms,   conditions  and  undertaking  of  this
Agreement were submitted to and duly approved and authorized by the Boards of Directors of both the Corporation and the Bank at separate meetings held on or about the 15th day of September, 1997 (the meeting date of the Board of Directors of the Corporation) and on or about the 15th day of September, 1997 (the meeting date of the Board of Directors of the Bank). NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated by reference, and intending to be legally bound hereby, the parties hereto agree as follows:

                     1. Employment. FNB hereby employs Swope, and Swope hereby accepts such employment, under and subject to the terms and conditions hereinafter set forth.

                     2. Term. Subject to the provisions for termination of this Agreement provided in Paragraph 6 hereof, the term of this Agreement shall be for a period of ten (10) years, commencing January 1, 1998, and terminating December 31, 2007 (the "Term").

                     3. Compensation. During the Term of this Agreement, FNB shall pay Swope a salary (hereinafter referred to as "Compensation") and provide Swope with life, health and disability insurance coverage, retirement benefits, vacations, bonuses, and other benefits (hereinafter collectively referred to as the "Benefits"), the amounts and nature of which shall be fixed by the Boards of Directors or the Corporation and the Bank from time to time and set forth on the attached Exhibit "A"; provided, however, that in no event shall Swope's Compensation be less than one hundred percent (100%) of the Compensation which he is receiving as of the date of this Agreement and in no event shall Swope's Benefits be less than or materially different from the Benefits he is receiving as of the date of this Agreement.

                     4. Position and Responsibilities.

                        (a) During the first calendar year of the Term of this Agreement, Swope shall be employed as the President and Chief Executive Officer of the Corporation and the Bank, and it is contemplated by the parties that Swope shall continue to serve as the President and Chief Executive Officer of the Corporation and the Bank throughout the entire Term of this Agreement; provided, however, that in no event shall Swope be employed by the Corporation and/or the Bank during any calendar year subsequent to the first calendar year of this Agreement at a lower position or rank or with substantially diminished authority or responsibilities than Senior Vice President and any such diminution in position or authority shall be considered a breach of this Agreement. Swope shall devote his full time and efforts solely to the business of FNB and shall diligently, efficiently and effectively perform such duties as shall be assigned to him, which shall consist of the general and active management of the business of FNB and such other duties of supervision and management as are generally vested in the office of President or Senior Vice President of a corporation or as are set forth in job descriptions established by the Boards of Directors of the Corporation and/or the Bank for such offices. Swope shall at all times during the Term of this Agreement refrain from doing any act, disclosing any information or making any statements to any person other than officers of FNB which may result in the disclosure of confidential information or adversely affect the good reputation of FNB in the community or which might adversely affect the professional or business relationship between FNB and any business, depositor, borrower or any other person with whom FNB is doing business or is contemplating doing business.

                        (b) FNB shall provide Swope with an office, secretarial assistance and such other facilities and support services as shall be suitable to Swope's position and responsibilities as set forth above and as may be necessary to enable Swope to perform such duties effectively and efficiently.


                        (c) In connection with Swope's employment by the Corporation and the Bank, Swope shall maintain his office at the principal executive offices of FNB located at 9 North High Street, West Chester, Pennsylvania, or at such other FNB office as the Board of Directors of the Corporation and/or the Bank may select within the immediate vicinity of West Chester, Pennsylvania.

                     5. Breach of Agreement. If FNB breaches any provision of this Agreement (specifically including, but not limited to, substantial diminution in the position and authority of Swope as set forth in the preceding paragraphs), Swope may leave the employment of FNB whereupon he shall be under no obligation to perform his duties hereunder and shall have no further liability or obligations under any provisions of this Agreement. In such event, however, FNB shall be obligated to continue to provide Swope with the Compensation and Benefits provided for herein for the remaining period of this Agreement at the rate, times and intervals at which such Compensation is being paid on the date on which FNB commits a breach of this Agreement.

                     6. Termination.

                        (a) Swope may terminate this Agreement effective as of December 31st or any year during the Term of this Agreement for any reason, by giving the Boards of Directors of the Corporation and the Bank written notice thereof on or before December 1st of such year. If Swope terminates this Agreement pursuant to this subparagraph, FNB shall be under no obligation to pay any Compensation or provide any Benefits to Swope following the effective date of such termination, except that FNB shall remain liable to pay Compensation and Benefits which have accrued but which remain unpaid or unfurnished as of the effective date of such termination.

                        (b) The Board of Directors of the Corporation or the Bank may terminate this Agreement at any time if Swope is convicted of a crime which is a felony under the laws of the state in which he is prosecuted for such crime and which involves theft, embezzlement, breach of fiduciary duty, or any similar crime involving moral turpitude, or if he breaches any provision of this Agreement or fails to provide the services which are required of him under the terms of this Agreement. However, prior to terminating this Agreement by reason of Swope's failure to provide services hereunder or his breach of any provision of this Agreement, the Board of Directors of the Corporation or the Bank shall first give Swope written notice specifically identifying the manner in which Swope has breached the terms of this Agreement and the approximate date or dates on which such violations have occurred. Swope shall have thirty (30) days from his receipt of such notice within which to cure or correct the effects of such breach and to report in writing to the Boards of Directors of the Corporation and the Bank all steps which he has taken to cure such breach. If Swope shall not have corrected or cured such breach or diligently taken all steps which are necessary to do so within the aforesaid thirty (30) day period, the Board of Directors of the Corporation or the Bank may terminate this Agreement effective immediately upon giving Swope written notice of such termination on or after the 31st day following the date on which notice of the breach was delivered to Swope. In the event that the breach asserted by the Board of Directors of the Corporation or the Bank is, because of its nature, incapable of being corrected or cured, then such breach shall not be cause for termination of this Agreement unless such breach shall be deemed to have caused FNB significant and irreparable harm in the opinion of a simple majority of the Board of Directors of the Corporation or the Bank. Any decision rendered by the Board of Directors of the Corporation or the Bank which determines that such breach has caused significant or irreparable harm to FNB shall be final, binding and conclusive for purposes of this Agreement and shall not be subject to challenge by Swope. If such breach is not deemed to have causal FNB significant and irreparable harm, then this Agreement shall not be terminated by reason thereof, but any future breach of a similar nature shall be cause for immediate termination by the Board of Directors of the Corporation or the Bank upon giving Swope written notice thereof. In the event that this Agreement is terminated by FNB pursuant to this subparagraph, then FNB shall be under no obligation to provide compensation or benefits to Swope following the effective date of such termination, except for such Compensation and Benefits which have accrued and which have not been paid or furnished as of the effective date of such termination.

                        (c) Except as provided in this Paragraph 6, this Agreement may not be terminated by either party.

                     7. Expenses and Automobile. Swope is authorized to incur reasonable expenses for promoting the business of FNB, including expenses for travel, entertainment and similar items on behalf of FNB business. FNB shall reimburse Swope for all such expenses upon the presentation by Swope, from time to time, of an itemized account of such expenditures. In addition, FNB shall provide Swope with an automobile for his use during the Term of this Agreement.

                     8. Disability. If Swope shall become disabled (as determined by FNB's insurance carrier or a physician of its choice) during the Term of this Agreement, then from and after the date upon which it is determined that Swope became disabled and until such time as Swope returns to the full time employment at FNB, he shall not receive his Compensation and Benefits, but shall only be entitled to receive disability benefits as are provided under the disability insurance and/or salary continuation policy covering Swope which is maintained in force by FNB at the time such disability occurs. FNB hereby covenants and agrees to maintain a disability insurance policy and/or salary continuation policy covering Swope during the entire Term of this Agreement, and that it shall not cause or suffer any termination, lapse, suspension or modification of any of such policies or any reductions in the amounts of coverage provided thereunder without first giving Swope at least fifteen (15) days prior written notice thereof.

                     9. Restrictive Covenant. During the Term of this Agreement and for a period of two (2) years thereafter, Swope shall not, directly or indirectly, be employed by any other bank or financial institution doing business in Chester County, Pennsylvania; provided, however, that if FNB breaches this Agreement and Swope terminates this Agreement by reason thereof, this restrictive covenant shall be null and void and Swope shall be entitled to be employed by any commercial banking institution doing business in Chester County, Pennsylvania or in any other location.

                     10. Binding Effect. This Agreement shall inure to the benefit of and be binding upon FNB, its successors and assigns, including, without limitation, any person, partnership, company or corporation which may acquire all or substantially all of the assets or business of FNB or into which FNB may be liquidated, consolidated, merged or otherwise combines, regardless of the identity or form of the surviving entity, and shall inure to the benefit of and be binding upon Swope, his heirs, and personal representatives.

                     11. Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered mail, return receipt requested, correctly addressed to Swope's residence, in the case of Swope, or to its principal office, in the case of FNB. Copies of all such notices shall simultaneously be personally delivered or sent by United States first class mail, postage prepaid, to John A. Featherman, III, Esquire, MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., 17 West Miner Street, West Chester, Pennsylvania, General Counsel to FNB.

                     12. Waiver of Breach. Waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

                     13. Vested Benefits. This Agreement shall not limit or in any way affect any benefits which Swope may be entitled to receive under FNB's pension plan or any other benefits in which Swope has a vested interest as of the date of this Agreement.

                     14. Savings Clause. Should any provision contained herein be determined by decree or court or other judicial body to be illegal or unenforceable, such provision shall be considered null and void and the remainder of this Agreement shall remain in full force and effect and shall be construed without reference to any such provision. Nevertheless, it is the intention of the parties hereto that any such invalid or unenforceable provision shall, if possible, be construed and enforced in such a manner as to make the same valid and enforceable under applicable law and consistent with the reasonable intention of the parties as expressed in such provision.

                     15. Governing Law. Questions pertaining to the validity, construction and administration of this Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

                     16. Entire Agreement; Modifications. This Agreement constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof, and there are no other agreements, conditions, representations or understandings, oral or written, expressed or implied, with regard to the subject of this Agreement. This Agreement may be amended or modified only by a written instrument executed by the parties hereto.



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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement on the day and year first above written.

WITNESS:                                  THE FIRST NATIONAL BANK OF
                                          WEST CHESTER


/s/ MARYANN L. HIMES                      By:      /s/ DAVID L. PEIRCE
---------------------                         ----------------------------------
                                              David L. Peirce, Director
                                              Personnel & Compensation Committee


ATTEST:                                   FIRST WEST CHESTER CORPORATION


/s/ JOHN C. STODDART                      By:      /s/ DAVID L. PEIRCE
--------------------                          ----------------------------------
                                              David L. Peirce, Director


WITNESS:


/s/ MARYANN L. HIMES                      /s/ CHARLES E. SWOPE
--------------------                         -----------------------------------
                                              Charles E. Swope


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                                   EXHIBIT "A"
                            COMPENSATION AND BENEFITS
                              AS OF JANUARY 1, 1998

1.        Annual Salary as of January 1, 1998: $310,000.

2. Health Insurance: Major Medical and Hospitalization Insurance through National Alliance of Self-Funded Group Insurance Trust, Policy/Plan #JB 3/100250

3.        Pension Plan:  Self-Administered by FNB

4. Salary Continuance (Disability) Policy / Plan: Mutual Benefit Life Insurance Company, Policy #G-33196

5. Life Insurance: One year term renewable through Equitable Insurance Company, Agreement #A0360392

6.        Executive Carve-out Life Insurance Policy

7.        Bonus Plan:  Self-Funded by FNB

8.        Automobile Rental, Maintenance and Insurance

9.        Five (5) Weeks Paid Vacation